UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 31, 2016

JOHNSON CONTROLS INTERNATIONAL PLC

(Exact name of registrant as specified in its charter)

Ireland	001-13836	98-0390500
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1 Albert Quay

Cork, Ireland

(Address of principal executive offices)

Registrant’s telephone number, including area code: 353-21-423-5000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.    Completion of Acquisition or Disposition of Assets.

Effective as of 12:01 a.m. Eastern Time (the “effective time”) on October 31, 2016 (the “distribution date”), Johnson Controls International plc (“Johnson Controls”) completed the separation and distribution of Johnson Controls’ automotive seating and interiors business (the “Adient Business”) from the rest of Johnson Controls (the “separation”), by means of a dividend in specie of the Adient Business, which the board of directors of Johnson Controls previously declared on September 8, 2016.  The dividend in specie was effected through the transfer of the Adient Business from Johnson Controls to Adient plc (“Adient”) and the issuance of ordinary shares of Adient to holders of Johnson Controls’ ordinary shares on a pro rata basis (the “distribution”).  Each Johnson Controls shareholder received one ordinary share of Adient for every ten ordinary shares of Johnson Controls held at the close of business on October 19, 2016, the record date for the distribution, and cash in lieu of fractional shares (if any) of Adient.  Adient issued a total of approximately 93.7 million ordinary shares in the distribution.  As a result of the distribution, Adient is now an independent public company and its ordinary shares are listed on the New York Stock Exchange under the symbol “ADNT.” A copy of the press release issued by Johnson Controls announcing completion of the distribution is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the distribution, R. Bruce McDonald resigned from his position as Executive Vice President and Vice Chairman of Johnson Controls.  Mr. McDonald is the Chief Executive Officer and Chairman of the Board of Directors of Adient.

Item 9.01.  Financial Statements and Exhibits.

(d) Pro Forma Financial Information.

The unaudited pro forma consolidated financial information of Johnson Controls giving effect to the separation and distribution, and the related notes thereto, have been derived from its historical consolidated financial statements and are attached hereto as Exhibit 99.2.

(d) Exhibits.

Exhibit No.	Exhibit Description
99.1	Press Release, issued October 31, 2016
99.2	Unaudited pro forma consolidated financial information of Johnson Controls International plc

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS INTERNATIONAL PLC

Date: October 31, 2016	By:	/s/ Brian J. Stief
	Name:	Brian J. Stief
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description
99.1	Press Release, issued October 31, 2016
99.2	Unaudited pro forma consolidated financial information of Johnson Controls International plc